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                                                                    EXHIBIT 99.1



                CERTIFICATION WITH RESPECT TO QUARTERLY REPORT OF
                              NUEVO ENERGY COMPANY

         The undersigned, being the chief executive officer and chief financial officer of Nuevo Energy Company (the "Company"), in compliance with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify with respect to the Quarterly Report of the Company on Form 10-Q, as filed with the Securities and Exchange Commission on August [14], 2002 (the "Report"):

1. that the Report fully complies with all requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:        August 14, 2002               By: /s/ James L. Payne
         ---------------------------           --------------------------------
                                                       James L. Payne
                                                   Chairman, President and
                                                   Chief Executive Officer


Date:        August 14, 2002               By: /s/ Janet F. Clark
         ---------------------------           --------------------------------
                                                       Janet F. Clark
                                                   Senior Vice President and
                                                   Chief Financial Officer